UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 16, 2010

BIOSHAFT WATER TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-52393	98-0494003
(Commission File Number)	(IRS Employer Identification No.)

1 Orchard Drive, Suite 220, Lake Forest, CA 92630
(Address of Principal Executive Offices) (Zip Code)

(949) 748-8050
(Registrant's Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On March 12, 2010, the Board of Directors of the Registrant dismissed Kabani & Company, Inc. its independent registered public accounting firm. On March 12, 2010, the accounting firm of Silberstein Ungar, PLLC, was engaged as the Registrant’s new independent registered public accounting firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Kabani & Company, Inc. and the engagement of Silberstein Ungar, PLLC, as its independent auditor. The report of Kabani & Company, Inc. for the years ended April 30, 2009 and 2008 did not contain an adverse opinion or disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal years ended 2009 and 2008, contained a going concern qualification in the registrant's audited financial statements.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Kabani & Company, Inc. whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Kabani & Company, Inc.’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

The registrant has requested that Kabani & Company, Inc. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Bioshaft Water Technology, Inc. provided such a letter which is attached as exhibit 16.1 to this report on Form 8-K.

b) On March 12, 2010, the registrant engaged Silberstein Ungar, PLLC as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted with Silberstein Ungar, PLLC regarding any of the matters set forth in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)	Not Applicable.

b)	Not Applicable.

c)	Exhibits

No.	Exhibits

16.1	Letter from Kabani & Company, Inc., dated March 16, 2010 to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2010

By: /s/ Hassan Hans Badreddine

Name: Hassan Hans Badreddine
Title: Chief Executive Officer, President and Director